EXHIBIT 32

SECTION 1350 CERTIFICATION

The undersigned certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023	/s/ Randy D. Uglem
Randy D. Uglem
President and Chief Executive Officer
(principal executive officer)

Date: November 14, 2023	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance
(principal financial and accounting officer)